UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 22, 2004

Date of Report (Date of Earliest Event Reported)

MAC-GRAY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13495	04-3361982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22 Water Street
Cambridge, MA 02141

(Address of principal executive offices)

(617) 492-4040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Transcript of Conference Call held on July 22, 2004.

Item 12. Results of Operations and Financial Condition.

On July 22, 2004, Mac-Gray Corporation (the “Company”) issued a press release announcing, among other things, its financial results for the second quarter of fiscal year 2004, which ended on June 30, 2004.  A Form 8-K was filed on July 22, 2004.  In addition, on July 22, 2004, the Company held a conference call to discuss the Company’s first quarter results, outlook for the remainder of fiscal 2004 and current corporate developments.  During the conference call, EBITDA was discussed although it was not addressed in the Form 8-K filed on July 22, 2004.  Accordingly, the transcript is incorporated herein to this Current Report on Form 8-K by reference and a copy of the transcript is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description of Document

99.1	Transcript of Conference Call held on July 22, 2004